EXHIBIT 10.6

     NEITHER THE SECURITY EVIDENCED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT (COLLECTIVELY, THE "SECURITIES LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES (I) ARE REGISTERED UNDER THE SECURITIES LAWS OR (II) ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.




Warrant No.:   25
Issue Date:   1/1/2002                                   Number of Shares: 15000
Termination Date:   1/1/2012                            (subject to adjustment)




                              HELIX BIOMEDIX, INC.

                          COMMON STOCK PURCHASE WARRANT

     THIS IS TO CERTIFY that, for value received and subject to the terms and conditions of this Warrant, Ralph Katz (the "Holder") is entitled, at any time prior to the Termination Date as defined in Section 4(c) (the "Exercise Period"), to subscribe for and purchase upon exercise of this Warrant, Fifteen thousand (15000) shares of the fully paid and nonassessable Common Stock, par value $0.001 per share, of Helix BioMedix, Inc., a Delaware corporation (the "Company") (the "Warrant Stock"). The purchase price of the Warrant Stock shall be $1.50 per share (the "Unit Price").

     This Warrant is subject to the following additional terms and conditions:

     1.   Vesting Warrant Stock. The warrant stock shall vest immediately.
          ---------------------

     2.   Method of Exercise.
          ------------------

     (a) This Warrant may be exercised in whole or in part, but not as to a fractional share of Common Stock, only during the Exercise Period by delivering to the Company (i) the form of "Election to Purchase" attached hereto as Exhibit A, duly completed and executed by the Holder, (ii) this warrant certificate,
(iii) payment of the Unit Price, in cash or by check, for each share being purchased, and (iv) such other documents as the Company may determine to be reasonably necessary in connection with the issuance of the Warrant Stock; provided that the Holder is an "accredited investor" (as defined in Section 501 of Regulation D promulgated under the Securities Act of 1933, as amended) at the time of exercise.

     (b) As an alternative to exercising this Warrant  pursuant to in subsection
(a) above, the Holder may elect to exercise this Warrant only during the Exercise Period by delivering to the Company (i) the form of "Notice of Conversion" attached hereto as Exhibit B, duly completed and executed by the Holder, (ii) this warrant certificate, and (iii) such other documents as the Company may determine to be reasonably necessary in connection with the issuance of the Warrant Stock; provided that the Holder is an "accredited investor" (as defined in Section 501 of Regulation D promulgated under the Securities Act of 1933, as amended) at the time of exercise. Upon exercise, pursuant to this subsection 2(b) (and without payment by the Holder of the Unit Price), the Holder shall be entitled to receive that number of shares of the Common Stock of the Company equal to the quotient obtained by dividing ((A-B) x C) by A, where:

      A = the fair market value of one share of the Common Stock of the Company on the date of exercise of the Warrant (as determined by the Board of Directors)

      B =      the per share Unit Price

      C = the total number of shares of Common Stock of the Company subject to purchase upon exercise of this Warrant

If the above calculation results in a number less than one, then no shares of the Common Stock of the Company shall be issuable or issued pursuant to this Subsection (b).

     3. Delivery of Stock Certificates.
     ----------------------------------
     Within ten (10) days after the exercise of this Warrant (in full or in part), the Company at its expense (except for the payment of any applicable transfer taxes) shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled upon such exercise, and (b) unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share) of Warrant Stock, if any, with respect to which this Warrant shall not have been exercised. The Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date on which this Warrant is surrendered and payment on the Warrant Price is made, irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided, that if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

     4. Covenants as to Warrant Stock.
     ---------------------------------
     The Company covenants and agrees that all shares of Warrant Stock issued pursuant to the terms of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. Termination.
     ---------------
     Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of the Company (collectively, a "Reorganization"), as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock, this Warrant shall be automatically converted as provided in
Section 1(b) immediately prior to the Reorganization; provided, however, that the Company shall have delivered to the Holder notice of the Reorganization no less than ten (10) business days before the date scheduled for the Reorganization and that the Holder shall have the right immediately prior to the Reorganization to exercise this Warrant as provided in Section 3(a) or to elect in writing that this Warrant not be automatically converted as provided in this
Section 5(a). Unless the Holder exercises this Warrant as provided in Section 1(a) or elects in writing that this Warrant not be automatically converted as provided in this Section 6(a), this Warrant shall be automatically converted as provided in Section 3(b) immediately prior to the Reorganization. To the extent Holder elects in writing that this Warrant not be automatically converted and otherwise does not exercise this Warrant prior to the Reorganization, this Warrant shall be canceled and all rights under this Warrant shall terminate upon the Reorganization. If not sooner canceled pursuant to the provisions of Section 5(a), this Warrant shall be canceled and the rights granted hereunder shall terminate at the close of business on September 30, 2011. The date of termination of this Warrant as provided in Sections 5(a) and 5(b) shall be referred to herein as the "Termination Date."

     6. Adjustments Affecting Common Stock.
     --------------------------------------

          (a) Reclassification.
          ---------------------
          In the case of any reclassification or change of the Common Stock issuable upon exercise of this Warrant, the Company shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant, in substantially the form hereof, and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the number and kind of shares of stock, other securities, money or property receivable upon such reclassification or change by a holder of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.
     (b) Exercise Price. If any of the following events shall occur at any time or from time to time prior to the exercise in full of this Warrant or the Termination Date, the following adjustments shall be made to the Unit
     Price:

               (1) Split, Subdivision or Combination of Shares.
               ------------------------------------------------
               If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine its Common Stock issuable upon exercise of this Warrant, the Unit Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination.

               (2) Stock Dividends and Distributions.
               --------------------------------------
               If the Company at any time while this Warrant is outstanding and unexpired shall pay a stock dividend or other stock distribution with respect to the Common Stock (except any distribution specifically provided for in Section 6(a) or 6(b)(1) above), then the Unit Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Unit Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of the Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution.

          (d) Adjustment to Number of Shares.
          -----------------------------------
          After any adjustment of the Unit Price pursuant to Section 6(b), the number of shares of Warrant Stock issuable at the new Unit Price shall be adjusted to the number obtained by (i) multiplying the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately before such adjustment by the Unit Price in effect immediately before such adjustment and (ii) dividing the product so obtained by the new Unit Price.

     7. Fractional Shares.
     ---------------------
     No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined by the Company's Board of Directors) on the date of exercise.

     8. Restrictions on Transfer.
     ----------------------------
     This Warrant or any securities purchased upon exercise of this Warrant may not be transferred with the prior written consent of the Company, which the Company may not unreasonably withhold or condition. The Company may condition its consent upon any reasonable restriction, including, but not limited to: (a) that such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws,
(b) that the Company has received a legal opinion reasonably satisfactory to the Company to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws, (c) that the Company otherwise satisfies itself that such transfer is exempt from registration, and (d) that the Holder pay the costs and expenses necessary to comply with applicable securities and other laws relating to such transfer.

     9. Market Standoff Agreement.
     -----------------------------
     In connection with any public offering of the Company's securities and upon request of the Company or the underwriters managing such offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days in the case of an initial public offering and not to exceed 90 days in any subsequent offering) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such a public offering.

     10. Legend.
     -----------
     A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise of this Warrant and a stop transfer restriction or order may be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

     11. Holder as Owner.
     --------------------
     The Company may deem and treat the holder of record of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

     12. No Rights as Stockholder.
     -----------------------------
     This Warrant shall not entitle the Holder to any voting rights or to any other rights as a stockholder of the Company or to any other rights whatsoever except the rights stated herein; no cash dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock purchasable hereunder unless, until and to the extent that this Warrant shall be exercised.

     13. Construction.
     -----------------
     The laws of the State of Washington shall govern the validity and interpretation of the terms and provisions of this Warrant. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

     14. Expiration.
     ---------------
     This Warrant shall be void and all rights represented hereby shall cease unless exercised on or before the Termination Date. All restrictions set forth herein on the shares of capital stock issued upon exercise of any rights hereunder shall survive such exercise and expiration of the rights granted hereunder.

     15. Lost Warrant Certificate.
     -----------------------------
     If this Warrant is lost, stolen, mutilated or destroyed, the Company shall issue a new Warrant of like denomination, tenor and date as this Warrant, subject to the Company's right to require the Holder to give the Company a bond or other satisfactory security sufficient to indemnify the Company against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, mutilation or destruction of this Warrant or the issuance of such new Warrant.

     16. Waivers and Amendments.
     ---------------------------
     This Warrant or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     17. Notices.
     ------------
     All notices or other communications required or permitted hereunder shall be in writing and shall be deemed effectively delivered and given on the earlier of (a) personal delivery or (b) three days after mailing by registered or certified mail with return receipt requested, addressed as follows:

                  If to the Holder:

                           Ralph Katz
                           440 S. LaSalle Drive, Suite 1615
                           Chicago, IL 60605

                  If to the Company:

                           Helix BioMedix, Inc.
                           22122 20th Avenue SE, Suite #148
                           Bothell, WA 98021


     Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days' advance written notice as aforesaid to the other party.

     18. Investment Intent.
     ----------------------
     By accepting this Warrant, the Holder represents that he is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

     IN WITNESS WHEREOF, the Company has executed this certificate as of the date first written above.



                                   HELIX BIOMEDIX, INC.


                                   By:  /s/ R. Stephen Beatty
                                        ------------------------------------
                                        R. Stephen Beatty, President and CEO

                                    EXHIBIT A

                              ELECTION TO PURCHASE
                              --------------------


To:   HELIX BIOMEDIX, INC.


     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for _______________ shares of Common Stock of Helix BioMedix, Inc., on the terms and conditions specified in this Warrant, and requests that a certificate for the shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to
_________________________,              whose             address             is
____________________________________________  and,  if  such  shares  shall  not include all of the shares into which this Warrant is exercisable, that a new Warrant of like tenor and date for the balance of the shares issuable hereunder be delivered to the undersigned.

     The undersigned represents (i) that the undersigned is an "accredited investor" (as defined in Section 501 of Regulation D promulgated under the Securities Act of 1933, as amended) as of the date of this Election to Purchase,
(ii) that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and (iii) that the undersigned has no present intention of distributing or reselling such shares.


Dated:
       ---------------------


                                     ------------------------------------
                                     Signature of Registered Owner


                                     ------------------------------------
                                     (Street Address)


                                     ------------------------------------
                                     (City)         (State)     (Zip Code)



                                     ------------------------------------
                                     (Social Security Number or Tax I.D. Number)

                                    EXHIBIT B

                              NOTICE OF CONVERSION
                              --------------------


To:  HELIX BIOMEDIX, INC.


     (1) The undersigned hereby elects to convert the attached Common Stock Purchase Warrant (the "Warrant") into such number of shares of Common Stock of Helix BioMedix, Inc. as is determined pursuant to Section 1(b) of the Warrant, which conversion shall be effected pursuant to the terms of the Warrant.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

     (3) The undersigned represents (i) that the undersigned is an "accredited investor" (as defined in Section 501 of Regulation D promulgated under the Securities Act of 1933, as amended) as of the date of this Notice of Conversion,
(ii) that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and (iii) that the undersigned has no present intention of distributing or reselling such shares.